EXHIBIT 10.8
Restricted Stock Agreement

This Restricted Stock Agreement (the "Agreement") is made and entered into as of December 29, 2006 (the "Effective Date") by and between Itec Environmental Group, Inc., a Delaware corporation (the "Company"), and Rodney S. Rougelot ("Stockholder").

RECITALS

A.
The Company’s Board of Directors (the "Board") has authorized and approved the issuance of shares of the Company’s common stock to Stockholder subject to the restrictions set forth herein and pursuant to the terms hereof.

B.
The shares provided for in this Agreement are to be issued pursuant to and in connection with Stockholder’s Employment Agreement with the Company dated as of July 31, 2006 and effective as of December 29, 2006 (the “Employment Agreement”). Capitalized terms used but not defined herein, have the meanings assigned to them in the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual benefits hereinafter provided, and each intending to be legally bound, the Company and Director hereby agree as follows:

Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Employment Agreement.

1. Issuance of Shares. Subject to the restrictions, terms and conditions of this Agreement, the Company hereby issues to Stockholder thirty-five million two hundred thousand (35,200,000) shares (the“Shares") of the Company’s common stock (“Common Stock”). As used in this Agreement, the term (“Shares”) refers to the Shares issued hereunder and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits in respect of the Shares, and (iii) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

2. Delivery.

2.1 Deliveries by Stockholder. Stockholder hereby delivers to the Company (i) this Agreement; and (ii) four (4) copies of a blank Stock Power and Assignment of Uncertificated Securities in the form of Exhibit 1 attached hereto (the“Stock Powers”), all of which are executed by Stockholder (and Stockholder’s spouse or domestic partner, if any).

2.2 Deliveries by the Company. Upon its receipt of all of the documents to be executed and delivered by Stockholder to the Company under Section 2.1, the Company will issue the Shares in the name of Stockholder on the books and records of the Company and send to Stockholder any notice required by the Delaware General Corporation Law for the issuance of uncertificated shares. At such time as the Shares become Vested Shares (as defined below), the Company shall issue certificates representing such Shares.

3. Repurchase and Vesting.

3.1  Repurchase Right for Unvested Shares. As of the Effective Date, all of the Shares are “Unvested Shares,” and shall be restricted and subject to repurchase at the Taxable Amount Per Share (as defined in the Employment Agreement) based on the following vesting schedule (shares that have vested are referred to herein as “Vested Shares”): (i) the number of Shares equal to two percent (2%) of the total number of Common Stock Equivalents (as defined in the Employment Agreement) outstanding on the Original Issue Date (as defined in the Employment Agreement) shall vest immediately upon issuance (the “Initially Vested Shares”); (ii) if the Financing (as defined in the Employment Agreement) is completed prior to the True Up Date (as defined in the Employment Agreement), then that number of Shares (or all of the remaining unvested Shares that Executive then holds if such number is less than two percent (2%) of the total number of Common Stock Equivalents outstanding on such date) equaling two percent (2%) of the total number of Common Stock Equivalents outstanding on and as of the closing date of the Financing shall vest on such date; (iii) the number of Shares (or all of the remaining unvested Shares that Executive then holds if such number is less than two percent (2%) of the total number of Common Stock Equivalents outstanding on such date) equaling two percent (2%) of the total number of Common Stock Equivalents outstanding on and as of the True Up Date shall vest on such date and (iv) any remaining unvested Shares as of the True Up Date shall vest ratably on a monthly basis such that all of the remaining unvested Shares shall be fully vested on the second anniversary of the Effective Date (provided that all of the unvested Shares shall become fully vested upon a “Change-of-Control” (as defined in the Employment Agreement). Stockholder agrees not to sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise, such Unvested Shares except as permitted by this Agreement.

3.2 Adjustments. The number of Shares that are Vested Shares or Unvested Shares will be equitably adjusted for any stock split, combination, stock dividend, merger, consolidation, reorganization, recapitalization, or any other change in corporate structure or other transaction not involving the receipt of consideration by the Company occurring after the Effective Date.

4. Accelerated Vesting. Stockholder’s Unvested Shares shall immediately vest upon the occurrence of a Change-of-Control.

5. Restricted Securities. Stockholder acknowledges and understands that Stockholder may not transfer any Shares unless such Shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Stockholder understands that only the Company may file a registration statement with the Securities and Exchange Commission (the“SEC”) and that the Company is obligated under the Employment Agreement to do so.

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6. Restrictions on Transfers. Stockholder agrees not to voluntarily transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of (collectively, a“Transfer”) any of the Unvested Shares.

7. Rights as Stockholder; Proxy. Subject to the terms and conditions of this Agreement, Stockholder will have all of the rights of a holder of Common Stock with respect to the Shares from and after the date that Stockholder delivers an executed copy of this Agreement until such time as Stockholder Transfers the Shares or they are repurchased by the Company. All Unvested Shares shall be subject to an irrevocable proxy in the form attached as Exhibit 2 hereto exercisable by the Board of Directors of the Company (with Stockholder abstaining) until such time as the shares become Vested Shares.

8. Tax Consequences. STOCKHOLDER UNDERSTANDS THAT STOCKHOLDER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF STOCKHOLDER’S ACQUISITION OR DISPOSITION OF THE SHARES. Stockholder hereby acknowledges that Stockholder has been informed that, unless an election is filed by the Stockholder with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the acquisition of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on the fair market value on the date of acquisition of the Shares, there will be a recognition of taxable income to the Stockholder equal to the fair market value of the Shares at the time they are considered transferable or no longer subject to substantial risk of forfeiture or repurchase for nominal consideration. Stockholder represents that he has consulted any tax adviser(s) that he deems advisable in connection with his acquisition of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 3 for reference. STOCKHOLDER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING OR NOT FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM FILING OR FAILING TO FILE SUCH ELECTION.

9. Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Stockholder with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s securities may be listed or quoted at the time of such issuance or transfer.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Stockholder and Stockholder’s heirs, executors, administrators, successors and assigns.

11. Governing Law; Jurisdiction. This Agreement shall be interpreted in accordance plain meaning of its terms and under the laws of the State of California. Any controversy between the Company and Stockholder arising out of or relating to any of the terms, provisions or conditions of this Agreement shall be submitted to arbitration in accordance with the American Arbitration Association’s National Arbitration Rules for the Resolution of Employment Disputes. On the written request of either party for arbitration of such a claim pursuant to this paragraph, the Company and Stockholder shall both be deemed to have waived the right to litigate the claim in any federal or state court. To the extent that any claim or controversy arising out of this Agreement cannot be submitted to arbitration as set forth above, each party hereby agrees that any suit, action or proceeding with respect to this Agreement, and any transactions relating hereto, may be brought in the State of California, County of San Francisco, and each of the parties hereby irrevocably consents and submits to the jurisdiction of such Court(s) for the purpose of any such suit, action or proceeding. Each of the parties hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding; any claim that it (he) is not personally subject to the jurisdiction of the above-named Court(s); and, to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper or that this Agreement or any replacements hereof or thereof may not be enforced in or by such Court(s). The Company shall pay any and all costs associated with arbitration or court adjudication.

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12. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Stockholder hereunder shall be in writing and addressed to Stockholder at the last address Stockholder provided to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or on the business day that it is sent by fax to the fax number last provided by Stockholder to the Company, but only if (A) the receiving fax device immediately generates a message, printed by the sending fax device, that confirms receipt, and (B) receipt of the fax is confirmed by a telephone call between sender and recipient.

13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

14. Headings. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to “Sections” will refer to Sections of this Agreement.

15. Entire Agreement. This Agreement, the Employment Agreement and the other agreements specifically referenced herein contain the entire understanding of the parties regarding the subject matter of this Agreement and such other agreements and supersede all prior and contemporaneous negotiations and agreements, whether written or oral, between the parties with respect to the subject matter of this Agreement and such other agreements.

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- SIGNATURE PAGE -
RESTRICTED STOCK AGREEMENT

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Stockholder has executed this Agreement as of this 29th Day of December, 2006.

ITEC ENVIRONMENTAL GROUP, INC. By: ___________________________________ Its: ___________________________________	STOCKHOLDER ________________________________________ Name: Rodney S. Rougelot

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LIST OF EXHIBITS

Exhibit 1: Stock Power and Assignment of Uncertificated Securities

Exhibit 2: Irrevocable Proxy

Exhibit 3: Election under Section 83(b) of the Internal Revenue Code

EXHIBIT 1

Stock Power and Assignment
of Uncertificated Securities

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of July 31, 2006 and effective on December 29, 2006 (the“Agreement”), the undersigned hereby sells, assigns and transfers unto ITEC ENVIRONMENTAL GROUP, INC., a Delaware corporation (the “Company”), ______________ uncertificated shares of the Common Stock of the Company, standing in the undersigned’s name on the books of the Company delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated: ________________________

STOCKHOLDER

(Signature)

(Please Print Name)

(Spouse’s or Domestic Partner’s Signature)

(Please Print Spouse’s or Domestic Partner’s Name)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment of Uncertificated Securities is to enable the Company and/or its assignee(s) to acquire the shares upon repurchase by the Company as set forth in the Agreement without requiring additional signatures on the part of Stockholder or Stockholder’s Spouse or Domestic Partner.

EXHIBIT 2

Irrevocable Proxy

Irrevocable Unlimited Proxy to Vote Corporate Shares

THE UNDERSIGNED STOCKHOLDER, being the owner of 17,600,000 shares of common stock (the “Stock”) of Itec Environmental Group, Inc. (“Itec”) does hereby grant to David M. Otto an irrevocable and unlimited proxy (the “Proxy”) and hereby appoints David M. Otto its attorney-in-fact to vote the Stock in connection with any shareholder meeting of Itec.

IN WITNESS WHEREOF, I have executed this proxy this 29th Day of December 2006.

By:______________________________

EXHIBIT 3

Section 83(b) Election

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the taxpayer’s current taxable year of the fair market value of the property described below at the time of transfer as compensation for services.

(1)	The taxpayer who performed the services to Itec Environmental Group, Inc. (the “Company”):

Name:
Address:
Social Security No.:

(2)	The property with respect to which the election is made is 44,000,000 shares of the Common Stock (the “Shares”) of the Company.

(3)	The property was transferred on __________________.

(4)	The taxable year for which the election is made is the calendar year 2006.

(5)
The Shares are subject to the following restrictions: the shares are subject to vesting based upon continued service as an employee of the Company. The restrictions described herein are set forth in the Restricted Stock Agreement between the Company and taxpayer dated ________________.

(6)	The fair market value of a Share at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) was $____ per Share.

(7)	No consideration was paid by the taxpayer for the Shares.

(8)	A copy of this statement was furnished to the Company for whom taxpayer rendered the services underlying the transfer of such shares.

(9)	This statement is executed on ___________________.

Taxpayer	Spouse or Domestic Partner (if any)

This election must be filed with the Internal Revenue Service Center with which the Stockholder files his or her federal income tax returns and must be filed within 30 days after the date of acquisition. This filing should be made by registered or certified mail, return receipt requested. The Stockholder must retain two copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records.